Investor Presentation First Quarter 2025 Dennis G. Shaffer - Chief Executive Officer & President Richard J. Dutton - Senior Vice President, Chief Operating Officer NASDAQ: CIVB

Forward-Looking Statements. This presentation may contain “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements express management’s current expectations, estimates or projections of future events, results or long-term goals, and are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should” or other similar expressions. All statements in this material speak only as of the date they are made, and we undertake no obligation to update any statement except to the extent required by law. Forward-looking statements are not guarantees of performance and are inherently subject to known and unknown risks, uncertainties and assumptions that are difficult to predict and could cause actual results or performance to differ materially from those expressed in or implied by the forward-looking statements. Factors that could cause actual results or performance to differ from those discussed in the forward-looking statements include the risks identified from time to time in our public filings with the SEC, including those risks identified in “Item 1A. Risk Factors” of Part I of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as supplemented by any additional risks identified in the Company’s subsequent Form 10-Qs. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Use of Non-GAAP Financial Measures. This presentation contains certain financial information determined by methods other than in accordance with accounting principals generally accepted in the United States (“GAAP”). These non-GAAP financial measures include “Tangible Book Value per Share” , “Tangible Common Equity to Tangible Assets” and “Efficiency Ratio”. The Company believes that these non-GAAP financial measures provide both management and investors a more complete understanding of the Company’s profitability. These non-GAAP financial measures are supplemental and are not a substitute for any analysis based on GAAP Measures. Not all companies use the same calculation of these measures; therefore this presentation may not be comparable to other similarly titled measures as presented by other companies. Reconciliations of these non-GAAP measures are provided in the Appendix section of this presentation. Sources of Information: Company Management and S&P Global Market Intelligence

Contact Information Civista Bancshares, Inc.’s common shares are traded on the NASDAQ Capital Market under the symbol “CIVB.” Additional information can be found at: www.civb.com Dennis G Shaffer Chief Executive Officer & President dgshaffer@civista.bank Telephone: 888.645.4121

Who We Are

Geographical Footprint Bank founded and headquartered in 1884 in Sandusky, Ohio 10th Largest Publicly Traded Commercial Bank Headquartered in Ohio 525 Employees (520 FTE) Community Banking Focused Operations in 14 Ohio, 2 Indiana and 1 Kentucky Counties 40 Branches & 2 Loan Production Offices Operations in the 5 largest Ohio MSAs Civista Leasing and Finance (CLF) is a national equipment leasing and finance operation with equipment leased in all 50 states Full-Service Banking Organization with Diversified Revenue Streams Commercial Banking Retail Banking Treasury Management Wealth Management Private Banking Mortgage Banking Equipment Leasing

6 Financial Footprint Sandusky/Norwalk/Port Clinton, Ohio 9 Locations $645 million in loans $1,602 million in deposits #1 deposit market share in Sandusky, Ohio with ~65% Cleveland/Akron, Ohio 3 Locations $930 million in loans $181 million in deposits North Central, Ohio 6 Locations $39 million in loans $ 227 million in deposits ~37% deposit market share Columbus & West Central, Ohio 6 Locations $470 million in loans $287 million in deposits 28% deposit market share in the rural markets Greater Dayton, Ohio 3 Locations $143 million in loans $100 million in deposits Southeastern Indiana/Cincinnati, Ohio 9 Locations $562 million in loans $650 million in deposits ~40% deposit market share Northwest Ohio 6 Locations $216 million in loans $202 million in deposits ~14% deposit market share Civista Leasing & Finance Deposit market share information as of June 30, 2024. $45 million in financing leases $56 million in commercial loans $18 million in operating leases

Why Invest in Civista? 141-year-old community bank franchise with an established operating model in rural and growth markets Since 2019, Civista has increased total deposits $1.75 billion or 66% (75% of growth is organic) Low-cost deposit franchise (142 bps total cost of deposits (excluding brokered)) Since 2019, Civista has increased total loans $1.4 billion or 82% (83% of growth is organic) Generating loans and deposits in each of Ohio’s 5 largest MSAs Strong Earnings and Expanding Net Interest Margin Net income of $10.2 million, an increase of $3.8 million compared to $6.4 million for the first quarter 2024 3.51% in Q1 of 2025, compared to 3.22% in Q1 2024, and 3.36% in Q4 2024 Disciplined underwriting verified with strong credit quality metrics Nonperforming loans as percent of total loans is 1.00% as of 03/31/2025 Strong capital position Experienced management team with a deep bench Average banking experience of 31 years Use of LPOs to extend our reach (Westlake, Ohio and Fort Mitchell, Kentucky) Member Russell 2000 index

Executive Team

Community

Current Events

Deposits *Excluding Civista owned and tax program related deposit accounts - All Figures are as of March 31, 2025 $3.25 billion in Total Deposits – Excluding brokered, Cost of deposits are 142 bps and deposits grew organically 16% YoY Civista Bank is 141 years old with a generational and relationship driven deposit core 85.8%* of deposits insured Excluding $568 million of primarily public operating deposits, Civista had no deposit concentrations “Civista’s deposit franchise is one of our most valuable characteristics and contributes significantly to our peer leading net interest margin and profitability”

Liquidity All Figures are as of March 31, 2025 Cash and Securities are 23.9% of Total Deposits All securities are held for sale Strong on-balance sheet liquidity $524 million of cash and unpledged securities Ready access to off-balance sheet funding Immediate access to $1.3 billion in funding from FHLB, Federal Reserve and CDARS/IntraFi

13 Credit Credit metrics remain stable and strong Allowance for Credit Losses to loans was 1.30% Strong Allowance for Credit Losses of $40.3 million Nonperforming loans as percent of total loans is 1.00% Net charge offs as percent of average loans is 0.01%* Virtually no central business office exposure All Figures are as of March 31, 2025 * LTM Basis

Capital All Figures are as of March 31, 2025 Total shareholders’ equity of $397.4 million Tier 1 risk-based capital ratio of 10.97% Total risk-based capital ratio of 14.53% Civista continues to create capital through earnings “Well Capitalized” by regulatory standards Tangible Common Equity ratio* of 6.59%

Strategic Priorities for 2024 – 2027 Grow Relationships & Core Deposits Position Digital to Grow the Bank Invest in Talent & Culture to Drive the Strategic Plan Leverage Technology to Optimize Profitability Deepen existing relationships Execute small business initiative Increase # of relationships; and lifetime customer value Automate labor intensive processes with RPA (Robotics) Optimize capital through customer profitability tools Re-skill, up-skill, cross-skill current employees Continue to focus on culture that promotes success and growth for employees and organization Increase digital deposit account openings Implement enhanced fraud prevention tools Enhance data analytics tools

Initiatives in Flight * 104 bps as of March 31, 2025 – – – – – – Revenue Improvement Improved Leasing Revenue 13.3% YoY Leasing Syndication Desk Launch of Small business initiative Expense Reduction Elimination of accounting temporary help as a result of personnel transitions, reducing expenses by $600,000 Replaced after hour and overflow calls with an AI virtual banking assistant saving an estimated $315,000 annually Renegotiated general insurance with no reduction in coverage saving $160,000 Closed branch in Dec. 2024, $142,000 of projected savings in 2025 Manage/reduce overtime and staffing saving $133,000 from 2023 to 2024 Closed accounts purged off core system resulting in $90,000 savings Implemented improved and optimized Fraud prevention  Low/Lower Cost Funding • • • – Ohio Homebuyer Plus Program Launched May 6, 2024 Opened 900 accounts equating to $90 million in deposits at a rate of 104 bps* Additional $10 million customer deposits; about 35% of customers are new to bank Wealth Management Cash Balances Transferred ~ $80 million in deposits to balance sheet from our wealth management clients’ cash balances (formally held outside the Bank) • • – Other – Focused Marketing to: Public Fund Operating Accounts Loan Customers with low/no deposit balances

Financial Trends 16

18 March 31, 2025 includes $140 thousand of PPP loans; March 31, 2024 includes $289 thousand of PPP loans Presented on an annualized basis 3. Non-GAAP reconciliation on page 36 Financial Trends Financial Highlights ($s in thousands, except per share data) Mar 31 2025 Mar 31 2024 % Change Balance Sheet Assets $4,146,717 $3,879,952 6.88% Gross Loans (excluding HFS) 1 3,104,036 2,898,139 7.10% Deposits 3,238,888 2,980,695 8.66% Mar 31 2025 Mar 31 2024 % Change Performance Analysis Net Income Available to Common $10,168 $6,360 59.87% ROAA 2 1.00% 0.70% 42.86% ROAE 2 10.39% 6.86% 51.46% Market Data Market Capitalization ($mm) $307,517 $241,881 Price / Tangible Book Value 3 120.5% 102.9% Price/LTM diluted EPS 8.6x 6.6x

19 Total Assets1 ($ in millions) 1. 2022 includes the addition of $316 million in assets due to Comunibanc Corp acquisition. Financial Trends

20 Total Gross Loans and Leases1 ($ in millions) 1. 2020 includes $217.3 million of PPP loans. 2021 includes $43.2 million of PPP loans. 2022 includes $819 thousand of PPP loans as well as $169 million due to the Comunibanc Corp acquisition. Financial Trends

Financial Trends Loan Mix ($ in millions) Total Gross Loans: $3.1 billion

Financial Trends CRE Non-Owner Concentrations ($ in millions)

Financial Trends CRE Non-Owner Office Details ($ in millions) Healthcare Office, $23.8 , 11.2% Office, $110.0 , 51.7% Office by Collateral Type Mixed-use Office, $79.0 , 37.1% Suburban, $196.8 , 92.5% Central Business District vs Suburban Central Business District, $16.0 , 7.5% Total: $212.8 million

Financial Trends Civista Leasing and Equipment Financing ($ in millions) 2025 YTD Production YTD Funded: $16.2 million Sold: $7.6 million Net Production: $8.6 million Average Yield on Total Portfolio: 9.23% Average Yield on Q1 Originations: 9.63% Targeted Industries: Propane, Recycling/Waste Management, Environmental, Additive Manufacturing (3-D Printing), Construction, Non-destructive testing

Financial Trends 25 1. LTM basis Net Chargeoff Ratio1 Loan NLoPsAssR&es9e0r+vPeDs //GArsossestsLoans Nonperforming Assets / Total Assets Loan LosRs eRseesrevrevse/s /NGPLrsoss Loans

Financial Trends 26 Total Deposits1 ($ in millions) 1. 2022 includes the addition of $271 million in deposits due to the Comunibanc Corp acquisition.

Financial Trends Deposit Mix ($ in millions) Total Deposits: $3.2 billion Loan/Deposit Ratio: 95.8% Year Cost of Deposits Cost of Funding 2020 0.33% 0.43% 2021 0.17% 0.24% 2022 0.15% 0.39% 2023 1.19% 1.72% 2024 2.16% 2.55% 2025 Q1 2.00% 2.32% 27

Financial Trends Net Interest Margin (%) Total Cost of Deposits (%) Yield on Loans (%) Better than peer median S&P Capital IQ Peer data as of 03/31/2025 or the latest available date. Note: Comparable peers include public banks $2-$6B in total assets in Ohio and contiguous states. 28 Better than peer top quartile Better than peer top quartile

Financial Trends Gain on Sale of Loans and Leases Gain on sale of mortgages, 2025 Q1 and 2024 Q1 was $309 thousand and $373 thousand, respectively Gain on sale of leases, 2025 Q1 and 2024 Q1 was $270 million and $440 thousand, respectively Wealth Management $1.34 million 2025 Q1 and $1.27 million 2024 Q1 Lease Revenue and Residual Income $1.90 million 2025 Q1 and $1.67 million 2024 Q1 Interchange Income $1.32 million 2025 Q1 and $1.38 million 2024 Q1 Fee income platform Service charges on deposit accounts were $1.52 million 2025 Q1 and $1.44 million 2024 Q1 Continued focus on review of branch network Identified efficiencies in operations Robotic Process Automation AI / Chat bot Leasing system upgrade Non-Interest Income Disciplined approach to controlling non-interest expense Replaced after hour and overflow calls with an AI virtual banking assistant saving $210,000 annually Manage/reduce overtime and staffing saving $133,000 in 2024 Renegotiated general insurance while maintaining equivalent coverage saving $165,000 from 2023 Reduction in expenses due to branch closings saving $238,000 annually Non-Interest Expense 29

30 Financial Trends TCE Non-GAAP reconciliation on page 37 LTM basis November 2021 issued $75 million in 3.25% subordinated debt (becomes floating in Q4 2026) Authorized $13.5 million stock repurchase plan in April 2025 No repurchases were made in the past 5 quarters $200 million shelf offering completed in fourth quarter 2024 Increased quarterly common dividend to $0.17 per share in the first quarter 2025 Dividend payout ratio 25.9% as of March 31st, 2025 Capital Management Q1 2025 2021 2022 2023 2024 Total Equity $355,212 $334,835 $372,002 $388,502 $397,434 TCE / TA 1 9.25% 5.83% 6.36% 6.43% 6.59% ROAE 2 11.61% 12.47% 12.50% 8.40% 9.24% ($s in thousands, except per share data)

Why Civista? 31

Experienced Acquirer Completed 6 acquisitions since 2007, including the acquisition of Comunibanc Corp, which closed July 2022 and acquisition of Vision Financial Group (leasing company), which closed October 2022 In June 2022, opened de novo branch in Gahanna, Ohio. This is our third location in Columbus, Ohio MSA

Organic Growth Model Expanded commercial loan growth in Columbus, Cleveland, Akron, Dayton, Toledo and Cincinnati markets Loan portfolios in these markets has increased from $1.27 billion in 2019 to $2.32 billion on March 31, 2025. Growth of $1.05 billion or 83% (represents 91% of Civista’s total loan growth) Deposits in these markets has increased from $789 million in 2019 to $1.42 billion at year-end 2024. Growth of $631 million or 80% (represents 41% of Civista’s total deposit growth) Low cost, locally generated deposit base Core Deposits have grown 16% YoY Strong Net Interest Margin 3.51% for Q1 2025

Why Invest in Civista? 141-year-old community bank franchise with an established operating model in rural and growth markets Since 2019, Civista has increased total deposits $1.75 billion or 66% (75% of growth is organic) Low-cost deposit franchise (142 bps total cost of deposits (excluding brokered)) Since 2019, Civista has increased total loans $1.4 billion or 82% (83% of growth is organic) Generating loans and deposits in each of Ohio’s 5 largest MSAs Strong Earnings and Expanding Net Interest Margin Net income of $10.2 million, an increase of $3.8 million compared to $6.4 million for the first quarter 2024 3.51% in Q1 of 2025, compared to 3.22% in Q1 2024, and 3.36% in Q4 2024 Disciplined underwriting verified with strong credit quality metrics Nonperforming loans as percent of total loans is 1.00% as of 03/31/2025 Strong capital position Experienced management team with a deep bench Average banking experience of 31 years Use of LPOs to extend our reach (Westlake, Ohio and Fort Mitchell, Kentucky) Member Russell 2000 index

Additional Information

Operating Results ($s in thousands, except per share data) Full Year Operating Results Q1 LTM 2025 2020 2021 2022 2023 2024 Net Interest Income $89,727 $95,425 $110,204 $125,496 $116,711 $121,112 Provision for Loan Losses 10,112 830 1,752 4,435 5,364 4,621 Noninterest Income 28,182 31,452 29,077 37,163 37,748 37,104 Noninterest Expense 70,665 78,484 90,493 107,611 112,521 111,958 Net Income/(Loss) 32,192 40,546 39,427 42,964 31,683 35,491 Net Income Available to Common Shareholders $32,192 $40,546 $39,427 $42,964 $31,683 $35,491 Diluted Earnings/(Loss) per Common Share $2.00 $2.63 $2.60 $2.73 $2.02 $2.27 Return on Average Assets (ROAA) 1.17% 1.34% 1.22% 1.16% 0.80% 0.88% Return on Average Equity (ROAE) 9.57% 11.61% 12.46% 12.50% 8.40% 9.24%

Non-GAAP Reconciliation 37 1. LTM basis ($s in thousands, except per share data) As of and for the Years Ended December 31, Q1 2025 2020 2021 2022 2023 2024 Tangible Common Equity Total Shareholder's Equity - GAAP Less: Goodwill and intangible assets Tangible common equity Total Shares Outstanding Tangible book value per share Tangible Assets Total Assets - GAAP Less: Goodwill and intangible assets Tangible assets Tangible common equity to tangible assets Net Income 1 Return on Tangible Common Equity 1 $ 350,108 $ 355,212 $ 334,835 $ 372,002 $ 388,502 $ 397,434 84,926 84,432 136,454 135,028 133,403 133,026 $ 265,182 $ 270,780 $ 198,381 $ 236,974 $ 255,099 $ 264,408 15,898,032 14,954,200 15,728,234 15,695,424 15,737,815 15,519,072 $ 16.68 $ 18.11 $ 12.61 $ 15.10 $ 16.21 $ 17.04 $ 2,768,862 $ 3,011,983 $ 3,537,830 $ 3,861,418 $ 4,098,469 $ 4,146,717 84,926 84,432 136,454 135,028 133,403 133,026 $ 2,683,936 $ 2,927,551 $ 3,401,376 $ 3,726,390 $ 3,965,066 $ 4,013,691 9.88% 9.25% 5.83% 6.36% 6.43% 6.59% $ 32,192 $ 40,546 $ 39,427 $ 42,964 $ 31,683 $ 35,491 12.14% 14.97% 19.87% 18.13% 12.42% 13.42%

Thank You 38